UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2008

                      Morgan Stanley Spectrum Currency L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       0-31563                 13-4084211
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY 10036
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to
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      [_] Written communications pursuant to Rule 425 under the Securities Act
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      Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (d) Effective June 23, 2008, Jose Morales, age 31, became a director of the General Partner and a principal of the General Partner. Mr. Morales is a Vice President at Morgan Stanley and has headed the Product Development Group for the firm's Global Wealth Management business since August 2007. Mr. Morales joined the firm in September 1998 as an analyst in the investment management division, and subsequently held positions in the Morgan Stanley Investment Management Global Product Development Group from May 2000 to December 2003, in the Global Wealth Management Product Development Group from December 2003 to June 2006, and in Global Wealth Management Alternative Investments Product Development & Management from June 2006 to August 2007. Mr. Morales is a member of the Global Wealth Management New Products Committee and the Consulting Services Due Diligence Committee. Prior to his appointment as a director of the General Partner, Mr. Morales served as a member of the Managed Futures Investment Management Committee from March of 2005 until March of 2008. Mr. Morales received an MBA with a concentration in Finance from the NYU Stern School of Business in June 2007 and a BS in International Business Administration with a concentration in Economics from Fordham University in 1998.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY SPECTRUM CURRENCY L.P.

Date: June 27, 2008                     By:   Demeter Management Corporation
                                              as General Partner


                                        /s/ Walter Davis
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                                        Name:  Walter Davis
                                        Title: President